UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2024

PIEDMONT LITHIUM INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38427	36-4996461
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 E Catawba Street Belmont, North Carolina	28012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (704) 461-8000

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.0001 par value per share	PLL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on November 18, 2024, Piedmont Lithium Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sayona Mining Limited, an Australian public company limited by shares, and Shock MergerCo Inc., a Delaware corporation and a wholly owned subsidiary of Sayona.

In connection with the transactions contemplated by the Merger Agreement, certain executive officers of the Company may become entitled to payments and benefits that could be subject to Section 280G (“Section 280G”) of the Internal Revenue Code of 1986, as amended, and would therefore, potentially become non-deductible for tax purposes for the Company and potentially cause such payments to be subject to an additional excise tax of 20% to the executive officers. To mitigate the potential impact of Section 280G on the Company and the executive officers, on December 11, 2024, the Leadership and Compensation Committee (the “Committee”) of the Board of Directors of the Company approved (or, for Keith Phillips, recommended to the Board and the Board approved): (i) the acceleration of the payout of a portion of the 2024 annual cash bonuses that would have otherwise been paid in the first quarter of 2025 of $807,248 for Keith Phillips, President and Chief Executive Officer; $269,083 for Bruce Czachor, Executive Vice President and Chief Legal Officer; and $269,083 for Michael White, Executive Vice President and Chief Financial Officer, in each case, in December 2024 with any additional bonus earned for 2024 to be paid in the first quarter of 2025; and (ii) accelerated vesting of 6,285 restricted stock units held by each of Messrs. Czachor and White which were otherwise scheduled to vest on December 31, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIEDMONT LITHIUM INC.

Date: December 17, 2024		/s/ Keith Phillips
	Name:	Keith Phillips
	Title:	President and Chief Executive Officer